Exhibit 23.2
                      CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
US Airways, Inc.:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                                KPMG Peat Marwick LLP

Washington, D.C.
April 25, 1997